As filed with the Securities and Exchange Commission on February 7, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22428

Cushing Funds Trust

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

ANNUAL REPORT

November 30, 2013

MLP Premier Fund

Renaissance Advantage Fund

Royalty Energy Income Fund

www.cushingfunds.com | www.swankcapital.com

The Cushing® MLP Premier Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® MLP Premier Fund (the “Fund”) ended its fiscal year with positive performance. For the twelve month period ended November 30, 2013, the Fund’s Class I Shares delivered a 17.37% total return, versus a total return of 30.30% for the S&P 500 Index (Total Return). As a reminder, the Fund is subject to fees and expenses and is taxed as a regular corporation for federal income tax purposes, while the S&P 500 Index does not include taxes, fees and expenses. The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares. We are pleased to report that the Fund’s Class I shares received a 5-star Overall Morningstar Rating™ among 94 Energy Equity funds for the period ended 11/30/2013 (derived from a weighted average of the Fund’s three-, five-, and ten-year risk adjusted return measure).

In particular, the Fund benefited from overweight positions in the Natural Gas Gatherers and Processors, Crude Oil and Refined Products and General Partners (GP) subsectors. For the Natural Gas Gatherers and Processors segment, we seek to own master limited partnerships (MLPs) that have some or all of the following characteristics: a strong management team, good assets with a competitive position in a key market or an emerging basin, predominantly fixed fee contracts and visible growth through organic projects and/or “drop-down” acquisitions. We believe the benefits of these traits more than offset the near-term headwinds from a currently challenging natural gas liquid (NGL) pricing environment.

MLPs exposed to the build-out of crude oil infrastructure continued to benefit from the U.S. energy “Renaissance”. U.S. onshore crude oil production was significant for the period, which we believe not only supported continued volume growth for crude-levered MLPs, but also provided a wealth of infrastructure investment opportunities in order to satisfy producers’ needs to get their product to market.

The Fund owned a number of GPs, including both C-corp and MLP GPs during the period. While historically lower yielding, GPs are leveraged to the growth of the underlying MLP and can possess considerable option value. Over the past couple of years, several GP equities have benefited from merger and acquisition (M&A) activity and restructurings.

Overall, we seek to strike an appropriate balance of investing the Fund’s assets in historically stable, higher yielding MLPs with lower yielding, higher growth potential MLPs. Additionally, we generally seek to avoid outsized positions in any single name and prefer equities with good trading liquidity.

Solid MLP fundamentals contributed positive performance across the board as measured by the subsector averages. However, company/subsector specific issues and heightened investor scrutiny led to increased return dispersions within each subsector, as illustrated by the chart below which, we believe, continues to underscore the importance of stock selection in the current MLP environment.

Fiscal Year Dispersion of Stock Performance By and Within Subsectors

Depicts average, highest and lowest price return of constituents for each subsector for the period from December 1, 2012 through November 30, 2013.

Represents price performance only, does not include effect of distributions.

Source: Bloomberg. Based on universe of all publicly traded MLPs.

Industry Overview and Themes

Recent key themes that impacted MLPs during the period included: GP restructurings, “MLP-ification” (assets moving into MLP structures), large-scale liquefied natural gas (LNG) export project developments, natural gas pipeline conversion projects, liquefied petroleum gas (LPG) export capacity expansions, and M&A announcements (including MLP consolidation). We want to stress that while the midstream industry has continued to evolve in a dramatic fashion, what has remained the same is that shifting dynamics create both challenges and opportunities for individual MLPs (which we refer to as the “haves” and the “have-nots”).

The Fund remained overweight in the GP subsector, as these entities continued to grow at above-average distribution rates and took steps to unlock shareholder value. For example, ONEOK, Inc. (NYSE: OKE) is transitioning to a pure-play GP and has announced plans to separate its natural gas utility business into a new public entity. Additionally, Energy Transfer Equity, LP (NYSE: ETE) continued its “simplification” process to a more pure-play GP with 1) the close of the sale of a local distribution company (LDC) business and 2) the purchase of an interest in the GP cash flows of Sunoco Logistics Partners, LP (NYSE: SXL) in exchange for units of Energy Transfer Partners, LP (NYSE: ETP) previously held at ETE.

Larger C-corp. energy companies continue to validate the MLP structure as the preferred way to own midstream assets as well as a means to unlock the GP value potential for shareholders, as reflected in completed and near-term announced offerings by Western Refining Logistics LP (NYSE: WNRL), Devon Midstream Partners LP (NASDAQ: DVNM), QEP Midstream Partners LP (NYSE: QEPM), Valero Energy Partners LP (NYSE: VLP), and Arc Logistics Partners LP (NYSE: ARCX). Additionally, there were numerous announcements by other energy companies, such as Dominion Resources Inc. (NYSE: D), to either form or explore the formation of MLPs.

New shale resource development has positioned the U.S. as a growing exporter of LPG and new LPG export projects continue to be announced and developed at a rapid pace. Typically, these projects are capable of handling propane and butane and are designed to provide pricing support for both. In general, these projects are emblematic of the trend to focus more and more on demand centers located in areas such as the Gulf Coast, where our nation’s growing supplies can better access global markets.

Large-scale projects to export LNG have received key approvals from the U.S. Department of Energy (DOE). In a recent report1, Bentek Energy forecasted 5.7 billion cubic feet per day (bcf/d) of supply from the four proposed LNG export terminals in the U.S. Southeast by 2023 from 0 bcf/d today. For example, ETP/ETE announced that the DOE granted authorization for the Lake Charles, LA facility owned by ETP/ETE to export LNG to non-free trade agreement (FTA) countries. With a planned in-service date of 2019, ETP/ETE estimate the capital expenditure for this project to exceed $10 billion.

Many midstream natural gas businesses have been addressing the rapidly changing dynamics of crude oil and natural gas supply/demand by converting legacy natural gas pipelines to other product services (like crude oil or NGLs), finding new outlets for their gas such as various growing power and industrial markets (e.g. Mexico and the U.S. Gulf Coast and Southeast), or other optimization strategies such as backhaul service (particularly heading away from the Marcellus/Utica).

MLPs have remained active with mergers and acquisitions. Due to intense competition, purchase multiples are generally not as attractive as those for organic projects; however, acquisitions can be a way for an MLP to establish or grow a foothold in a new region. Additionally, the trend of MLP consolidation, while gradual, has continued, and we see other distressed, higher yielding MLPs as potential targets. Importantly, all of this supports our theme of owning GPs — in the case of the Regency Energy Partners, LP (NYSE: RGP) acquisition of PVR Partners, LP (NYSE: PVR) and the Crestwood Midstream Partners, LP (NYSE: CMLP) purchase of Bakken assets, the GP benefited disproportionately (ETE and Crestwood Equity Partners, LP (NYSE: CEQP), respectively).

The MLP space as a whole has benefited from strong flows of capital into MLP-focused open-end mutual funds (OEFs), exchange-traded funds (ETFs) and exchange-traded notes (ETNs), although such flows declined towards the end of the year. Regardless, MLP-focused fund flows are something we continue to watch very closely. As the chart below illustrates, the relationship between MLP performance and MLP-focused fund flows is hard to deny.

[1]	Source: Bentek Energy, “Son of a Beast — Utica Triggers Regional Role Reversal”, October, 2013.

Year-To-Date Alerian MLP Index (Total Return) (AMZ) Versus MLP-Focused Fund Flows

Source: Bloomberg.

This supply of new capital has been matched reasonably well by the demand for capital from MLPs. According to a recent report by Wells Fargo2, MLPs raised $40.5 billion in equity and $32.4 billion in debt year-to-date. MLPs are increasingly using at-the-market offerings (ATMs), which allows companies to efficiently issue equity into the secondary market on an as/when needed basis, minimizing market disruption and partially satisfying capital funding needs. According to the Wells Fargo report, approximately $3.9 billion was raised through ATM programs year-to-date versus $1.5 billion raised in 2012. Of particular note, the asset class saw the first ten-figure raise, as Williams Partners, LP (NYSE: WPZ) raised $1.2 billion in a single equity offering. In short, the capital markets remained healthy and “wide open” for the asset class.

Closing

In summary, the MLP industry has continued to grow, mature and evolve and at a rapid pace. As an example of how much the industry is changing, in a recent Bentek Energy article3, the author noted, “These market changes, particularly the role reversals of the U.S. Northeast and Southeast regions, will require a widespread repurposing of the nation’s pipeline grid, and will forcefully redirect gas flow patterns, gas prices and basis relationships.” Whether it is the Marcellus/Utica in the Northeast or the Permian basin in Texas, we believe robust production growth expands and extends the cap-ex cycle further and will result in the entire infrastructure build-out being bigger and longer than we anticipated even just two years ago. These quickly emerging themes will create opportunities and challenges for the space as a whole.

With the recent announcement by the Fed to commence quantitative easing “tapering”, equities including MLPs may experience some volatility. The focus on tapering over the summer led to market weakness, which was particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as real estate investment trusts (REITs), utilities and, to a much lesser extent, MLPs), as well as investment grade and high yield bonds.

Nonetheless, we remain focused on the favorable long-term fundamental attributes of MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We at

[2]	Source: “MLP Monthly: December 2013.” Wells Fargo Securities Equity Research. December 5, 2013.
[3]	Source: Bentek Energy, “Son of a Beast — Utica Triggers Regional Role Reversal”, October, 2013.

Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

The Fund does not receive the same tax benefits as a direct investment in an MLP. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Cushing® MLP Premier Fund-Class I Shares received 5 stars among 94 Equity Energy funds for the 3 year period ending 11/30/2013. Morningstar Rating is for the I share class only; other classes may have different performance characteristics. ©2014 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future performance.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

Cushing MLP Asset Management, LP, the investment adviser to the Cushing Funds, is wholly owned by Swank Capital, LLC.

This report must be preceded or accompanied by a current prospectus.

The Cushing® MLP Premier Fund is distributed by Quasar Distributors, LLC

The Cushing® MLP Premier Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2013

	1 Year	5 Year	Since Inception
Class A (without sales load)	16.91%	n/a	8.70%
Class A (with sales load)	10.19%	n/a	6.65%

Class C (without sales load)	16.05%	n/a	7.85%
Class C (with sales load)	15.05%	n/a	7.85%

Class I	17.37%	n/a	8.97%

S&P 500 Index (Total Return)	30.30%	n/a	17.60%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current as of the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on October 20, 2010.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class C performance would reflect the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. This index does not include fees or expenses. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® MLP Premier Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (6/1/2013)	Ending Account Value (11/30/2013)	Expenses Paid During Period[1] (6/1/2013 to 11/30/2013)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,064.30	$8.54	1.65%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Class C Actual	$1,000.00	$1,060.30	$12.40	2.40%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,013.04	$12.11	2.40%
Class I Actual	$1,000.00	$1,066.40	$7.25	1.40%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08	1.40%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® MLP Premier Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Preferred Stock
(4)	Common Stock

The Cushing® Renaissance Advantage Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® Renaissance Advantage Fund (the “Fund”) commenced operations on April 1, 2013. As discussed in the letter accompanying the Fund’s semi-annual report to shareholders, the core of the Fund’s investment thesis is the belief that dramatic changes in the domestic oil and gas landscape, both in terms of production volume growth and prices relative to the rest of the world, have led to a revival and growth in the U.S. energy, industrial and manufacturing sectors. We believe this has implications for energy, manufacturing, transportation, utilities, and other industries, providing a variety of investment options for the Fund.

Equity markets in general had a strong year, as illustrated by the S&P 500 Index’s approximate 27% return from April 1 through November 30, 2013. The market seems to be taking in stride the Fed’s announced intention to “taper” its asset purchase programs; the concern is that this may translate to higher interest rates, which is potentially harmful for stock prices. However, the counterbalance to higher interest rates is the fact that the macroeconomic backdrop has continued to improve, albeit slowly, as evidenced by rising leading indicators, expectations for 5-10% earnings growth through 2015 (based on Bloomberg S&P 500 earnings estimates), and a shrinking unemployment rate.

Indicators for the sectors we monitor were more consistent at year end than they were at mid-year, and generally higher, with oil up slightly versus at our mid-year update but about 12% off its summer peak; natural gas was higher at the end of the period thanks to the onset of winter; natural gas liquids (NGLs) tracked higher with natural gas; refining margins staged a fourth quarter comeback; and petrochemical margins were higher despite the recent strength in gas-based feedstock cost as ethylene and propylene prices kept pace.

Fund Performance

For the eight month period from the Fund’s inception through November 30, 2013, the Fund’s Class I Shares delivered a 14.97% total return, versus a total return 17.26% for the S&P 500 Index (Total Return). The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares. The largest individual contributors to the Fund’s performance for the period were United Rentals Inc. (NYSE: URI), Tesoro Corporation (NYSE: TSO), and Phillips 66 (NYSE: PSX). TSO and PSX benefitted from a rally in refining margins late in the year and an increase in the value of affiliated midstream operations, while URI benefited from a rebound in non-residential construction spending and an early-cycle bias toward equipment rental over purchase. The largest detractors from the Fund’s performance were Franks International NV (NYSE: FI), Cabot Oil & Gas Corporation (NYSE: COG), and EOG Resources, Inc. (NYSE: EOG). FI had a successful initial public offering, but disappointed Wall Street expectations with its first quarterly earnings announcement. Both COG and EOG were hurt by commodity price movements — COG experienced wider Northeast natural gas basis differentials while EOG experienced lower crude oil realizations.

Outlook

We believe the domestic energy, industrial and manufacturing Renaissance has manifested itself first through margin or volume growth driven by natural gas-based feedstock cost for U.S. petrochemical companies that is a fraction of their global competitors whose feedstock is priced off crude oil or the increase in crude-by-rail volumes benefiting railroads who move oil from newer basins. In fact, we believe the margin benefits for some of these subsectors began as early as 2011. However, as we look at the natural progression of the Renaissance theme, we believe a large, long-term opportunity still exists as new found profitability is just beginning to drive capital expenditures to expand production capacity, logistics/transportation capabilities, and export capabilities. Finally, we believe economic recovery, especially in Europe and emerging markets, can augment growth through gross domestic product (GDP)-linked volume expansion; to date, the Renaissance theme has taken hold despite a tepid economic recovery and elevated unemployment. We believe the end result for the companies benefiting from this opportunity can be higher multiples driven fundamentally by bigger margins, cleaner balance sheets, higher dividends or share buybacks, and strong-for-longer profitability.

Some of the investment themes we see going into 2014 are:

•	Massive project backlog growth in the engineering & construction space driven by gas monetization in the form of new petrochemical and liquefied natural gas (LNG) investment

•	Rising refining volatility/seasonality could benefit companies with large logistics opportunities

•	Railroad and truck companies may continue to see growth from non-traditional products, including crude oil, chemicals, and frac sand

•	Shift from “resource identification” to “resource development” in energy production favors scale and proven operators

We believe the equity markets may ultimately move higher in 2014, though this may be a second-half event as uncertainty around Fed tapering may inject more volatility into markets in the first half. We also believe the domestic unemployment rate could continue its slow march lower and global GDP growth may accelerate with recovery in Europe and emerging markets.

The U.S, energy, industrial, and manufacturing Renaissance is a secular growth opportunity, the benefits of which, we believe, are just starting to be felt. We believe the Fund’s exposure to this growth, along with the opportunity to receive current income, can offer attractive benefits for both growth- and income-focused investors.

In closing, we at Swank Capital, LLC and Cushing® MLP Asset Management truly appreciate your support and we look forward to helping you achieve your investment goals during the Fund’s next fiscal year.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is nondiversified, meaning it may have a significant part of its investments in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund’s investments will be concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Small and mid-cap companies can have limited liquidity and greater volatility than large-cap companies. Debt securities will typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited ability to elect or remove management or the general partner or managing member, limited voting rights, except with respect to extraordinary transactions, and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index

Cushing MLP Asset Management, LP, the investment adviser to the Cushing Funds, is wholly owned by Swank Capital, LLC.

This report must be preceded or accompanied by a current prospectus.

The Cushing® Renaissance Advantage Fund is distributed by Quasar Distributors, LLC

The Cushing® Renaissance Advantage Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2013

	1 Year	5 Year	Since Inception
Class A (without sales load)	n/a	n/a	14.92%
Class A (with sales load)	n/a	n/a	8.32%

Class C (without sales load)	n/a	n/a	14.47%
Class C (with sales load)	n/a	n/a	13.47%

Class I	n/a	n/a	14.97%

S&P 500 Index (Total Return)	n/a	n/a	17.26%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current as of the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on April 2, 2013.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class C performance would reflect the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. This index does not include fees or expenses. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® Renaissance Advantage Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included, your costs would have been higher.

	Beginning Account Value (6/1/2013)	Ending Account Value (11/30/2013)	Expenses Paid During Period[1] (6/1/2013 to 11/30/2013)	Annualized Expense Ratio
Class A Actual	$1,000.00	$1,101.80	$10.54	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C Actual	$1,000.00	$1,099.10	$14.47	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.28	$13.87	2.75%
Class I Actual	$1,000.00	$1,101.80	$9.22	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period).

The Cushing® Renaissance Advantage Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

(2)	Master Limited Partnerships and Related Companies

(3)	Common Stock

The Cushing® Royalty Energy Income Fund

Performance Report

Dear Fellow Shareholders,

The Cushing® Royalty Energy Income Fund (“the Fund”) ended the fiscal year with positive performance. For the twelve month period ended November 30, 2013, the Fund’s Class I Shares delivered a 1.49% total return, versus a total return of 30.30% for the S&P 500 Index (Total Return). Of note, the Fund is subject to fees and expenses and is taxed as a regular corporation for federal income tax purposes, while the S&P 500 Index does not include taxes, fees and expenses. The Fund’s Class A Shares and Class C Shares are subject to additional fees and expenses, which would reduce their total return relative to Class I Shares.

Energy Trust and Upstream MLP Market Review

2013 proved to be a challenging year in the upstream master limited partnership (MLP) sector and for the U.S. royalty trusts and Canadian royalty trusts and exploration and production (E&P) companies (Energy Trusts) sectors due to a number of negative events that impacted these sectors. The first half of the Fund’s fiscal year was marked with challenging operating conditions including extreme cold weather and pipeline and infrastructure constraints, as well as weak natural gas liquid (NGL) and natural gas prices. In the second half of the year, a series of negative Barron’s articles and continued pressure from a short sale investment advisory firm on Linn Energy (NASDAQ: LINE) precipitated an informal inquiry by the U.S. Securities and Exchange Commission (SEC). This announcement had an immediate negative impact on the upstream MLP sector. The uncertainty created by the inquiry drove investors to sell virtually any upstream MLP and sent unit prices lower, thus creating a “cloud” of uncertainty over the whole group of upstream MLPs. Much of the concern centered on put hedge accounting (such as the methodology utilized by LINE) and maintenance capital allocation necessary to sustain the business model.

Since the announcement of the SEC inquiry, a number of positive events have occurred, and we believe momentum is improving going into 2014. Most importantly, although the informal SEC inquiry into LINE is still ongoing, the SEC declared LINE’s registration statement to issue additional shares effective and the company’s planned merger with Berry Petroleum (NYSE: BRY) has been finalized. Furthermore, upstream MLP management teams have been actively working to clarify, defend and detail their accounting methodology for determining maintenance capital expenditures. Due at least in part to this persistent “cloud” of uncertainty over the upstream MLP sector, there was a wider than historically typical spread between the yield of the upstream and midstream MLP sectors during the period. We remain optimistic that as this uncertainty diminishes, upstream MLP yields and yield spreads to midstream MLPs can revert to the mean historical relationships over time.

As the upstream MLP sector continues to develop and mature, we believe more upstream MLPs could adopt an alternative equity structure similar to LINE and LinnCo., LLC (NASDAQ: LNCO) in order to maintain their competiveness and cost of capital. LINE originally offered LNCO as a security structured as a corporation, rather than a partnership, designed only to own LINE units. The corporate structure was intended to allow LNCO investors to receive essentially the same distribution from LINE’s operations (less corporate level taxes), yet eliminate the complications of receiving a partnership’s K-1 tax form. Additionally, company management anticipated that the LNCO equity structure could increase the company’s access to capital from a larger universe of Form K-1 averse investors, such as institutional and IRA investors. Now that LINE has essentially proven that the LNCO structure can be a viable vehicle for buying other upstream companies outright, rather than just packages of oil and natural gas assets, we believe other upstream MLPs may seek to utilize similar structures to compete with LINE. Because this alternative equity structure may offer cost of capital advantages as well as tax advantages for acquisitions, those upstream MLPs without such a structures may be at a competitive disadvantage.

Turning briefly to the Energy Trust sector, we continued to significantly underweight this sector due to declining cash flows and poor production performance. We believe good value exists in owning certain Energy Trusts with perpetual or long-term lives, and diversified royalty or mineral interests in multiple fields, counties, and states. However, as we have seen in some of the newer trust structures, such as the “drilling” trusts which have an obligation by the sponsor to drill a specified number of wells, results have continued to disappoint, thus validating our initial concerns and reasons for maintaining low or no exposure to the sector. Because of the limited opportunities in the Energy Trust sector we have added a few select MLPs that pay a variable distribution. These variable distribution MLPs have attractive yields, and based on our proprietary fundamental research, may offer compelling total return prospects.

Energy Commodity Market Review

Crude oil prices remained relatively robust through the Fund’s fiscal year, generally trading between $90/barrel (bbl) and $110/bbl. Domestically, crude oil production from shale resources continued to increase, and U.S. imports of crude oil continued to decline; however, internationally, supplies from large producing countries such as Libya, Iran, Iraq, Nigeria, and others remained subject to significant political, economic, and social unrest risk. Natural gas prices also remained relatively robust, generally trading between $3.10/million British Thermal Units (mmBTUs) and $4.40/mmBTUs. We are encouraged by what we view as an improving equilibrium in the North American natural gas market as supply growth has slowed, while demand growth has been emerging and new potential demand from LNG exports has the potential to become more likely over the next several years.

Distributions

We were pleased to be able to maintain the Fund’s quarterly distribution rate at $0.40 per share during its second fiscal year of operation. This was achieved through active portfolio management and the appropriate utilization of leverage. Over time, the Fund’s distributions will vary based upon the distributions received from underlying investments. The underlying investments have both direct and indirect commodity exposure, so significant moves in commodity prices over long periods of time can and will have an effect on future distributions by the Fund.

Closing

In summary, the MLP industry has continued to grow, mature and evolve and at a rapid pace. While 2013 proved to be a tumultuous year in the upstream MLP sector, we remain focused on the favorable long-term fundamental attributes of upstream MLPs, select Energy Trusts and variable distribution MLPs and the potential for attractive total returns based on current yield and expected distribution growth. We believe the thesis of growth of the upstream MLP sector through acquisitions of mature, low-decline producing assets could continue to look very favorable as the U.S. “Shale Revolution” continues and E&P companies seek alternatives to fund their shale development opportunities. Furthermore, we believe upstream MLP valuations and yields look attractive relative to midstream MLPs owing to the sector’s discount as a result of the controversy surrounding LINE. Now that LINN’s merger with Berry Petroleum has been finalized and uncertainty is diminishing, we believe the sector could be poised for a recovery in the Fund’s next fiscal year.

With the recent announcement by the Fed to commence quantitative easing “tapering,” equities (including MLPs) may experience some volatility. The focus on tapering over the summer of 2013 led to market weakness, which was particularly pronounced in “defensive” stocks and interest rate sensitive equity subsectors (such as real estate investment trusts (REITs), utilities and, to a much lesser extent, MLPs), as well as investment grade and high yield bonds.

Nonetheless, we remain focused on the favorable long-term fundamental attributes of upstream MLPs and Energy Trusts and the potential for attractive total returns based on current yield and expected distribution growth. We at Swank Capital, LLC and Cushing® MLP Asset Management, LP truly appreciate your support, and we look forward to helping you achieve your investment goals for the remainder of the Fund’s fiscal year.

Sincerely,

Jerry V. Swank	Daniel L. Spears
Chairman and Chief Executive Officer	President

Opinions expressed above are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs), which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in small and mid capitalization companies involve additional risks such as limited liquidity and greater volatility than large capitalization companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investors’ capital in the form of distribution.

An investment in the Fund has different tax consequences than a direct investment in an MLP, U.S. royalty trust, Canadian royalty trust or Canadian exploration and production company. The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend upon them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

Cushing MLP Asset Management, LP, the investment adviser to the Cushing Funds, is wholly owned by Swank Capital, LLC.

This report must be preceded or accompanied by a current prospectus.

The Cushing® Royalty Energy Income Fund is distributed by Quasar Distributors, LLC

The Cushing® Royalty Energy Income Fund — Class A

Growth of a $10,000 Investment

Average Annual Returns

November 30, 2013

	1 Year	5 Year	Since Inception
Class A (without sales load)	1.23%	n/a	2.15%
Class A (with sales load)	(4.57)%	n/a	(2.04)%

Class C (without sales load)	0.48%	n/a	1.44%
Class C (with sales load)	(0.44)%	n/a	1.44%

Class I	1.49%	n/a	2.42%

S&P 500 Index (Total Return)	30.30%	n/a	24.59%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current as of the most recent quarter end may be obtained by visiting www.cushingfunds.com.

Class A, Class C and Class I shares were first available on July 2, 2012.

Class A performance has been restated to reflect the maximum sales charge of 5.75%. Class C performance would reflect the maximum contingent deferred sales charge (CDSC) of 1.00%, terminating on the anniversary date of your purchase of shares. Class I is not subject to a sales charge.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. This index does not include fees or expenses. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® Royalty Energy Income Fund

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 to November 30, 2013.

Actual Expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect current and deferred income tax expense (which may be significantly higher or lower) or any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If current and deferred income tax expense and transaction costs were included, your costs would have been higher.

	Beginning Account Value (6/1/2013)	Ending Account Value (11/30/2013)	Expenses Paid During Period[1] (6/1/2013 to 11/30/2013)	Annualized Expense Ratio[2]
Class A Actual	$1,000.00	$1,003.60	$10.05	2.00%
Class A Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class C Actual	$1,000.00	$999.80	$13.79	2.75%
Class C Hypothetical (5% return before expenses)	$1,000.00	$1,011.28	$13.87	2.75%
Class I Actual	$1,000.00	$1,004.60	$8.79	1.75%
Class I Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	$8.85	1.75%

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days (the number of days in the most recent period)/365 days (to reflect the period).

[2]	Annualized expense ratio excludes current and deferred income tax expense.

The Cushing® Royalty Energy Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2013

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Royalty Trusts
(4)	Common Stock

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2013

COMMON STOCK — 13.0%(1)	Shares	Fair Value

General Partnership — 4.2%(1)
United States — 4.2%(1)
Targa Resources Corp.	663,100	$53,770,779

Large Cap Diversified — 8.8%(1)
United States — 8.8%(1)
ONEOK, Inc.	1,031,800	59,916,626
Williams Companies, Inc.	1,490,700	52,502,454

		112,419,080

Total Common Stock (Cost $139,954,466)		$166,189,859

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 89.0%(1)
Crude Oil/Refined Products Pipelines and Storage — 1.6%(1)
United States — 1.6%(1)
Blueknight Energy Partners, L.P.	2,214,200	$20,392,782

Crude Oil & Refined Products — 14.0%(1)
United States — 14.0%(1)
Buckeye Partners, L.P.	375,000	25,533,750
Genesis Energy, L.P.	1,111,000	57,638,680
Nustar Energy, L.P.	659,500	35,184,325
Sunoco Logistics Partners, L.P.	379,700	26,875,166
Tesoro Logistics, L.P.	656,600	33,650,750

		178,882,671

Large Cap Diversified — 26.5%(1)
United States — 26.5%(1)
Enbridge Energy Partners, L.P.	1,351,800	40,675,662
Energy Transfer Partners, L.P.	1,003,312	54,339,378
Enterprise Products Partners, L.P.	853,625	53,752,766
Kinder Morgan Management, LLC(2)	522,667	40,020,589
Magellan Midstream Partners, L.P.	757,615	47,078,196
ONEOK Partners, L.P.	248,600	13,315,016
Plains All American Pipeline, L.P.	797,905	41,147,961
Williams Partners, L.P.	928,800	47,731,032

		338,060,600

General Partnerships — 8.8%(1)
United States — 8.8%(1)
Alliance Holdings GP, L.P.	349,000	19,191,510
Crestwood Equity Partners, L.P.	1,800,500	27,691,690
Energy Transfer Equity, L.P.	883,300	66,044,341

		112,927,541

Natural Gas Gatherers & Processors — 24.5%(1)
United States — 24.5%(1)
Access Midstream Partners, L.P.	1,203,300	67,589,361
Atlas Pipeline Partners, L.P.	1,156,100	40,417,256
Crosstex Energy, L.P.	1,645,700	43,841,448
MarkWest Energy Partners, L.P.	607,400	41,953,118
PVR Partners, L.P.	1,286,500	31,776,550
Regency Energy Partners, L.P.	496,800	12,111,984
Targa Resources Partners, L.P.	805,000	41,095,250
Western Gas Partners, L.P.	540,600	34,425,408

		313,210,375

Natural Gas Transportation & Storage — 1.2%(1)
United States — 1.2%(1)
Boardwalk Pipeline Partners, L.P.	572,467	15,078,781

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Schedule of Investments	November 30, 2013 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — (Continued)	Shares	Fair Value

Propane — 6.0%(1)
United States — 6.0%(1)
NGL Energy Partners, L.P.	1,649,652	$53,580,697
NGL Energy Partners, L.P.(3)(5)	200,000	6,212,000
Suburban Propane Partners, L.P.	366,617	16,824,054

		76,616,751

Shipping — 1.4%(1)
Republic of the Marshall Islands — 1.4%(1)
Capital Product Partners, L.P.	1,975,576	17,701,161

Upstream — 5.0%(1)
United States — 5.0%(1)
BreitBurn Energy Partners, L.P.	1,939,500	36,675,945
Linn Energy, LLC	882,800	26,854,776

		63,530,721

Total Master Limited Partnerships and Related Companies (Cost $885,748,432)		$1,136,401,383

PREFERRED STOCK — 1.4%(1)
Crude Oil/Refined Products Pipelines and Storage — 1.4%(1)
United States — 1.4%(1)
Blueknight Energy Partners, L.P.	1,902,541	$17,389,225

Total Preferred Stock (Cost $15,439,547)		$17,389,225

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 3.2%(1)
United States — 3.2%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(4)	8,249,811	$8,249,811
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(4)	8,249,811	8,249,811
Fidelity Money Market Portfolio — Institutional Class, 0.05%(4)	8,249,811	8,249,811
First American Government Obligations Fund — Class Z, 0.01%(4)	8,249,811	8,249,811
Invesco STIC Prime Portfolio, 0.06%(4)	8,249,812	8,249,812

Total Short-Term Investments (Cost $41,249,056)		$41,249,056

TOTAL INVESTMENTS — 106.6%(1) (COST $1,082,391,501)		$1,361,229,523
Liabilities in Excess of Other Assets — (6.6)%(1)		(83,878,101)

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$1,277,351,422

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	Security distributions are paid-in-kind.

(3)	Restricted security.

(4)	Rate reported is the current yield as of November 30, 2013.

(5)

Fair valued by the Adviser using the Fund’s valuation procedures and subsequently ratified by the Board of Trustees. The position was acquired on November 5, 2013 at $5,918,000 and the fair value accounted for 0.49% of the Fund’s net assets as of November 30, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments	November 30, 2013

COMMON STOCK — 62.4%(1)	Shares	Fair Value
Chemicals — 7.5%(1)
United States — 5.7%(1)
CF Industrial Holdings, Inc.	850	$184,773
The Dow Chemical Co.	11,000	429,660
Eastman Chemical Co.	5,000	385,150
Westlake Chemical Corp.	4,300	484,094
Netherlands — 1.8%(1)
LyondellBasell Industries NV	5,892	454,745

		1,938,422

Commercial Services & Supplies — 1.2%(1)
United States — 1.2%(1)
Mine Safety Appliances Co.	1,800	89,676
Tetra Technologies Inc.(2)	17,500	215,950

		305,626

Engineering & Construction — 4.0%(1)
Switzerland — 1.4%(1)
Foster Wheeler AG(2)	12,000	363,960
United States — 2.6% (1)
Chart Industries Inc.(2)	1,600	155,680
KBR, Inc.	4,500	152,235
Quanta SVCS Inc.(2)	12,000	355,320

		1,027,195

Exploration & Production — 7.8%(1)
United States — 7.8%(1)
Cabot Oil & Gas Corporation	8,500	292,825
EOG Resource Inc.	3,000	495,000
Noble Energy, Inc.	3,500	245,840
Occidental Petroleum Corporation	2,500	237,400
Pioneer Natural Resource Co.	2,000	355,500
Range Resources Corporation	2,400	186,360
Rosetta Resources, Inc.(2)	3,961	200,308

		2,013,233

Independent Power Producers — 2.1%(1)
United States — 2.1%(1)
Calpine Corporation(2)	15,000	283,650
NRG Energy, Inc.	10,000	264,600

		548,250

Industrials — 7.0%(1)
United States — 7.0%(1)
Flowserve Corporation	2,600	185,588
Lincoln Electric Holdings, Inc.	4,800	343,104
MRC Global, Inc.(2)	8,000	244,720
Trinity Industrials, Inc.	8,900	461,999
United Rentals, Inc.(2)	8,500	584,205

		1,819,616

Machinery — 2.3%(1)
United States — 2.3%(1)
ITT Corporation	5,900	240,838
Wabash National Corporation	14,000	169,960
Wabtec Corporation	2,900	200,100

		610,898

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments	November 30, 2013 — (Continued)

COMMON STOCK — (Continued)	Shares	Fair Value
Manufacturing — 3.2%(1)
United States — 3.2%(1)
Dresser-Rand Group Inc.(2)	2,900	$163,676
Greenbrier Cos Inc.	13,300	415,625
Manitowoc Inc.	12,000	247,080

		826,381

Oil and Gas Services — 6.6%(1)
Bermuda — 1.6%(1)
Seadrill, LTD	10,000	427,100
Netherlands — 1.0%(1)
Franks International N V	11,000	263,230
United States — 4.0%(1)
Cameron International Corporation(2)	6,000	332,340
Dril-Quip, Inc.(2)	1,400	151,984
Halliburton Co.	7,000	368,760
Hornbeck Offshore SVCS Inc.(2)	3,600	182,268

		1,725,682

Refining — 7.4%(1)
United States — 7.4%(1)
HollyFrontier Corporation	4,000	191,920
Marathon Petroleum Corporation	4,500	372,330
Phillips 66	8,000	556,880
Tesoro Corporation	9,000	527,670
Western Refining Inc.	7,000	273,490

		1,922,290

Transportation — 8.8%(1)
Canada — 0.7%(1)
Canadian Pac, LTD	1,150	176,962
Marshall Islands — 1.7%(1)
Ardmore Shipping Corporation(2)	11,011	140,831
Navigator Holdings LTD	11,500	243,225
Scorpio Tankers Inc.	6,000	68,880
United States — 6.4%(1)
Genesee & Wyoming Inc.(2)	2,600	250,120
Kansas City Southern	1,400	169,428
Kirby Corp.(2)	5,800	547,810
Quality Distribution Inc.(2)	8,000	97,840
SAIA Inc.(2)	10,750	373,347
Swift Transportation Co.(2)	9,000	208,350

		2,276,793

Utilities — 4.5%(1)
United States — 4.5%(1)
CMS Energy Corporation	10,900	289,286
Duke Energy Corporation	4,200	293,832
ITC Holdings Corporation	3,200	289,536
Pinnacle West Cap Corporation	5,400	288,144

		1,160,798

Total Common Stock (Cost $15,069,978)		$16,175,184

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Schedule of Investments	November 30, 2013 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 11.1%(1)	Shares	Fair Value
Crude Oil & Refined Products — 2.0%(1)
Unitied States — 2.0%(1)
Phillips 66 Partners, L.P.	3,400	$111,996
Rose Rock Midstream, L.P.	6,000	215,220
Tesoro Logistics, L.P.	3,000	153,750
World Point Terminals, L.P.(2)	1,900	36,784

		517,750

Natural Gas Gatherers & Processors — 2.9%(1)
United States — 2.9%(1)
Access Midstream Partners, L.P.	3,000	168,510
DCP Midstream Partners, L.P.	5,000	240,900
PVR Partners, L.P.	9,000	222,300
Targa Resources Partners, L.P.	2,200	112,310

		744,020

Large Cap Divisified — 0.7%(1)
United States — 0.7%(1)
Williams Partners, L.P.	3,400	174,726

Materials — 1.6%(1)
United States — 1.6%(1)
OCI Partners, L.P.(2)	16,487	409,207

Other — 0.1%(1)
Marshall Islands — 0.1%(1)
Seadrill Partners, LLC	1,200	37,896

Shipping — 3.8%(1)
Marshall Islands — 3.1%(1)
Capital Product Partners, L.P.	52,500	470,400
Navios Maritime Partners, L.P.	21,000	353,010
United States — 0.7%(1)
Cheniere Energy Partners, L.P.	6,000	178,320

		1,001,730

Total Master Limited Partnerships and Related Companies (Cost $2,672,964)		$2,885,329

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 25.8%(1)
United States — 25.8%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(3)	1,334,776	$1,334,776
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(3)	1,334,776	1,334,776
Fidelity Money Market Portfolio — Institutional Class, 0.05%(3)	1,334,775	1,334,775
First American Government Obligations Fund — Class Z, 0.01%(3)	1,334,775	1,334,775
Invesco STIC Prime Portfolio, 0.06%(3)	1,334,775	1,334,775

Total Short-Term Investments (Cost $6,673,877)		$6,673,877

TOTAL INVESTMENTS — 99.3%(1) (Cost $24,416,819)		$25,734,390
Other Assets in Excess of Liabilities — 0.7%(1)		174,914

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$25,909,304

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	No distribution or dividend was made during the period ended November 30, 2013. As such, it is classified as a non-income producing security as of November 30, 2013.

(3)	Rate reported is the current yield as of November 30, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedule of Investments	November 30, 2013

COMMON STOCK — 14.9%(1)	Shares	Fair Value

Upstream — 14.9%(1)
Canada — 11.6%(1)
Arc Resources LTD	48,976	$1,315,952
Bonterra Energy Corp.	16,568	840,445
Crescent Point Energy Corporation	52,834	1,984,476
Enerplus Corporation	110,477	2,036,091
Freehold Royalties LTD	40,422	858,618
United States — 3.3%(1)
Berry Petroleum Company	39,586	1,991,968

		9,027,550

Total Common Stock (Cost $8,528,161)		$9,027,550

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 74.1%(1)
Coal — 1.2%(1)
United States — 1.2%(1)
Natural Resource Partners, L.P.	37,448	$752,330

Crude Oil & Refined Products — 1.7%(1)
United States — 1.7%(1)
Delek Logistics Partners, L.P.	14,485	437,157
Sprague Resources, L.P.	34,245	590,041

		1,027,198

Diversified General Partnerships — 1.5%(1)
United States — 1.5%(1)
Emerge Energy Services, L.P.	22,701	906,678

Natural Gas Gatherers & Processors — 1.3%(1)
United States — 1.3%(1)
PVR Partners, L.P.	31,255	771,999

Shipping — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Capital Products Partners, L.P.	99,495	891,475

Upstream — 65.4%(1)
United States — 65.4%(1)
Atlas Resource Partners, L.P.	162,266	3,355,661
BreitBurn Energy Partners, L.P.	264,520	5,002,073
Dorchester Minerals, L.P.	73,989	1,816,430
Eagle Rock Energy Partners, L.P.	106,364	644,566
EV Energy Partners, L.P.	91,234	2,983,352
Legacy Reserves, L.P.	167,166	4,511,810
Linn Energy, LLC	132,454	4,029,251
LRR Energy, L.P.	90,528	1,486,470
Memorial Production Partners, L.P	189,827	3,787,049
MID-CON Energy Partners, L.P.	173,763	3,949,633
QR Energy, L.P.	243,465	3,990,391
Vanguard Natural Resources, LLC	143,335	4,090,781

		39,647,467

Variable Distribution — 1.5%(1)
United States — 1.5%(1)
Northern Tier Energy, L.P.	34,810	884,174

Total Master Limited Partnerships and Related Companies (Cost $43,453,164)		$44,881,321

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Schedule of Investments	November 30, 2013 — (Continued)

ROYALTY TRUSTS — 5.1%(1)	Shares	Fair Value

Upstream — 5.1%(1)
United States — 5.1%(1)
Enduro Royalty Trust	71,273	$944,367
Hugoton Royalty Trust	24,275	175,023
Pacific Coast Oil Trust	70,053	997,555
Sabine Royalty Trust	19,173	991,052

Total Royalty Trusts (Cost $3,322,173)		$3,107,997

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 8.6%(1)
United States — 8.6%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.02%(2)	1,041,822	$1,041,822
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(2)	1,041,822	1,041,822
Fidelity Money Market Portfolio — Institutional Class, 0.05%(2)	1,041,822	1,041,822
First American Government Obligations Fund — Class Z, 0.01%(2)	1,041,822	1,041,822
Invesco STIC Prime Portfolio, 0.06%(2)	1,041,822	1,041,822

Total Short-Term Investments (Cost $5,209,110)		$5,209,110

TOTAL INVESTMENTS — 102.7%(1) (Cost $60,512,608)		$62,225,978
Liabilities in Excess of Other Assets — (2.7)%(1)		(1,614,070)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS — 100.0%(1)		$60,611,908

(1)	Calculated as a percentage of net assets applicable to common shareholders.

(2)	Rate reported is the current yield as of November 30, 2013.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities

November 30, 2013

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Assets
Investments at fair value*	$1,361,229,523	$25,734,390	$62,225,978
Receivable for Fund shares sold	9,294,637	207,777	228,862
Prepaid expenses	305,084	11,891	7,013
Dividends and interest receivable	1,058	23,872	59,178
Deferred offering costs	—	9,112	—
Receivable for investments sold	—	—	209,996
Cash	—	—	130,775
Other receivables	—	—	3,624

Total assets	1,370,830,302	25,987,042	62,865,426

Liabilities
Deferred tax liability	84,583,178	—	64,781
Current tax liability	—	—	6,535
Payable for investments purchased	5,918,000	—	1,856,887
Accrued expenses and other liabilities	1,057,236	75,186	184,803
Payable to Adviser	1,026,000	1,802	137,512
Payable for Fund shares redeemed	885,466	—	—
Payable to Trustees	9,000	750	3,000

Total liabilities	93,478,880	77,738	2,253,518

Net assets applicable to common shareholders	$1,277,351,422	$25,909,304	$60,611,908

Net Assets Applicable to Common Shareholders Consisting of
Additional paid-in capital	$1,122,517,679	$24,596,993	$60,419,964
Accumulated net investment income (loss), net of income taxes	(12,574,717)	(19,400)	17,608
Accumulated realized gain (loss), net of income taxes	(11,111,418)	14,140	(968,449)
Net unrealized appreciation on investments, net of income taxes	178,519,878	1,317,571	1,142,785

Net assets applicable to common shareholders	$1,277,351,422	$25,909,304	$60,611,908

* Cost of investments	$1,082,391,501	$24,416,819	$60,512,608

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Assets & Liabilities (Continued)

November 30, 2013

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
Class A (Unlimited shares authorized)
Net assets	$487,318,167	$6,867,069	$50,565,334
Shares issued and outstanding	22,815,424	303,154	2,773,284
Net asset value, redemption price and minimum offering price per share	$21.36	$22.65	$18.23
Maximum offering price per share (NAV/0.9425)	$22.66	$24.03	$19.34
Class C (Unlimited shares authorized)
Net assets	$568,837,441	$2,262,957	$8,379,450
Shares issued and outstanding	27,362,040	100,312	464,497
Net asset value, redemption price and minimum offering price per share	$20.79	$22.56	$18.04
Class I (Unlimited shares authorized)
Net assets	$221,195,814	$16,779,278	$1,667,124
Shares issued and outstanding	10,271,243	740,553	91,077
Net asset value, redemption price and minimum offering price per share	$21.54	$22.66	$18.30

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Statements of Operations

	MLP Premier Fund	Renaissance Advantage Fund	Royalty Energy Income Fund
	Fiscal Year Ended November 30, 2013	Period from April 2, 2013(1) through November 30, 2013	Fiscal Year Ended November 30, 2013
Investment Income
Distributions received from master limited partnerships and royalty trusts	$51,607,273	$58,073	$2,033,500
Less: return of capital on distributions	(49,778,124)	(55,169)	(1,660,684)

Distribution income from master limited partnerships and royalty trusts	1,829,149	2,904	372,816
Dividends from common stock, net of foreign taxes withheld*	2,766,935	48,663	136,217
Interest income	13,732	109	616

Total Investment Income	4,609,816	51,676	509,649

Expenses
Advisory fees	10,665,934	55,010	327,876
Administrator fees	856,208	33,000	93,184
Transfer agent fees	592,958	36,000	84,361
Insurance expense	251,037	1,257	3,479
Reports to shareholders	211,916	5,000	16,363
Registration fees	207,039	3,654	60,989
Trustees’ fees	188,088	2,250	6,750
Fund accounting fees	186,748	21,900	67,605
Professional fees	163,449	70,626	101,189
Franchise tax expense	47,406	—	—
Custodian fees and other expenses	43,745	5,300	29,186
Organizational expenses	—	5,529	—
12b-1 shareholder servicing fee — Class A	1,000,014	4,111	49,793
12b-1 shareholder servicing fee — Class C	4,167,443	4,461	34,731

Total Expenses	18,581,985	248,098	875,506
Recovery of previous waivers by Adviser, net/(expenses waived)	160,297	(162,511)	(365,958)

Net Expenses	18,742,282	85,587	509,548

Net Investment Income (Loss), before Income Taxes	(14,132,466)	(33,911)	101
Current tax expense	—	—	(6,535)
Deferred tax benefit	5,906,185	—	23,540

Net Investment Income (Loss)	(8,226,281)	(33,911)	17,106

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments, before income taxes	9,427,697	31,180	(1,447,312)
Net realized loss on foreign currency and translation of other assets, before income taxes	—	—	(155)
Deferred tax benefit (expense)	(3,363,425)	—	480,788

Net realized gain (loss) on investments	6,064,272	31,180	(966,679)

Net change in unrealized appreciation of investments, before income taxes	222,964,377	1,317,571	1,855,047
Net unrealized depreciation on foreign currency and translation of other assets, before income taxes	—	—	(144,338)
Deferred tax expense	(79,544,771)	—	(569,141)

Net change in unrealized appreciation of investments	143,419,606	1,317,571	1,141,568

Net Realized and Unrealized Gain on Investments	149,483,878	1,348,751	174,889

Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$141,257,597	$1,314,840	$191,995

* Foreign taxes withheld	$—	$79	$23,828

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund

Statements of Changes in Net Assets

	Year Ended November 30, 2013	Year Ended November 30, 2012
Operations
Net investment loss	$(8,226,281)	$(3,723,557)
Net realized gain (loss) on investments	6,064,272	(14,962,823)
Net change in unrealized appreciation of investments	143,419,606	31,511,626

Net increase in net assets applicable to common shareholders resulting from operations	141,257,597	12,825,246

Dividends and Distributions to Common Shareholders
Net investment income	—	—
Return of capital	(63,834,530)	(28,869,395)

Total dividends and distributions to common shareholders	(63,834,530)	(28,869,395)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	727,380,349	596,931,163
Distribution reinvestments	42,036,389	18,744,325
Payments for redemptions (net of redemption fees of $152,553 and $114,993, respectively)	(220,119,043)	(109,034,111)

Net increase in net assets applicable to common shareholders from capital share transactions	549,297,695	506,641,377

Total increase in net assets applicable to common shareholders	626,720,762	490,597,228
Net Assets
Beginning of year	650,630,660	160,033,432

End of year	$1,277,351,422	$650,630,660

Accumulated net investment loss at the end of the year, net of income taxes	$(12,574,717)	$(4,348,436)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund

Statements of Changes in Net Assets

Period from April 2, 2013(1) through November 30, 2013
Operations
Net investment loss	$(33,911)
Net realized gain on investments	31,180
Net change in unrealized appreciation of investments	1,317,571

Net increase in net assets applicable to common shareholders resulting from operations	1,314,840

Dividends and Distributions to Common Shareholders
Net investment income	—
Net realized gain	(9,382)
Return of capital	(116,280)

Total dividends and distributions to common shareholders	(125,662)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	24,879,137
Distribution reinvestments	34,701
Payments for redemptions (net of redemption fees of $1,073)	(193,712)

Net increase in net assets applicable to common shareholders from capital share transactions	24,720,126

Total increase in net assets applicable to common shareholders	25,909,304
Net Assets
Beginning of period	—

End of period	$25,909,304

Accumulated net investment loss at the end of the period	$(19,400)

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund

Statements of Changes in Net Assets

	Year Ended November 30, 2013	Period from July 2, 2012(1) through November 30, 2012
Operations
Net investment income	$17,106	$502
Net realized loss on investments	(966,679)	(1,770)
Net change in unrealized appreciation of investments	1,141,568	1,217

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	191,995	(51)

Dividends and Distributions to Common Shareholders
Net investment income	—	—
Return of capital	(2,022,742)	(4,186)

Total dividends and distributions to common shareholders	(2,022,742)	(4,186)

Capital Share Transactions (Note 8)
Proceeds from shareholder subscriptions	64,250,671	776,181
Distribution reinvestments	1,563,074	3,836
Payments for redemptions (net of redemption fees of $1,099 and $0, respectively)	(4,146,870)	—

Net increase in net assets applicable to common shareholders from capital share transactions	61,666,875	780,017

Total increase in net assets applicable to common shareholders	59,836,128	775,780
Net Assets
Beginning of period	775,780	—

End of period	$60,611,908	$775,780

Accumulated net investment income at the end of the period, net of income taxes	$17,608	$502

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A Shares

Financial Highlights

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.48	$19.92	$20.28	$—
Public offering price	—	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.12)	(0.13)	(0.14)	(0.02)
Net realized and unrealized gain on investments	3.34	1.02	1.07	0.30

Total increase from investment operations	3.22	0.89	0.93	0.28

Less Distributions to Common Shareholders:
Net investment income	—	—	—	—
Return of capital	(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00 (4)	0.01	0.01	—

Net Asset Value, end of period	$21.36	$19.48	$19.92	$20.28

Total Investment Return	16.91%	4.56%	4.55%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class A Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$487,318,167	$306,054,220	$81,865,313	$696,702
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	9.59%	3.37%	2.32%	5.52%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(9.10)%	(3.01)%	(2.92)%	(44.02)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(9.12)%	(2.95)%	(1.95)%	(5.32)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.16)%	(1.29)%	(2.26)%	(40.15)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.18)%	(1.23)%	(1.29)%	(1.45)%
Portfolio turnover rate(10)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 19,395,366 for Class A. For the fiscal year ended November 30, 2012, the average shares outstanding were 10,744,614 for Class A. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,591,086 for Class A. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 28,746 for Class A.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $31,765,943 is attributable to Class A. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $3,616,649 was attributable to Class A. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $212,282 was attributable to Class A. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $2,596 was attributable to Class A.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 9.57%, 3.43%, 3.29% and 44.22% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.63%, 1.71%, 2.62% and 40.35% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.65%, 1.65%, 1.65%, and 1.65% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.14	$19.73	$20.26	$—
Public offering price	—	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.27)	(0.27)	(0.29)	(0.04)
Net realized and unrealized gain on investments	3.26	1.02	1.06	0.30

Total increase from investment operations	2.99	0.75	0.77	0.26

Less Distributions to Common Shareholders:
Net investment income	—	—	—	—
Return of capital	(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, end of period	$20.79	$19.14	$19.73	$20.26

Total Investment Return	16.05%	3.82%	3.69%	1.30	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class C Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$568,837,441	$252,472,600	$50,320,805	$597,548
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	10.34%	4.12%	3.07%	6.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(9.85)%	(3.76)%	(3.67)%	(44.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(9.87)%	(3.70)%	(2.70)%	(6.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(1.91)%	(2.04)%	(3.01)%	(40.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(1.93)%	(1.98)%	(2.04)%	(2.20)%
Portfolio turnover rate(10)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 20,654,584 for Class C. For the fiscal year ended November 30, 2012, the average shares outstanding were 7,357,860 for Class C. For the fiscal year ended November 30, 2011, the average shares outstanding were 1,113,805 for Class C. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 17,000 for Class C.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $33,095,235 is attributable to Class C. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $2,431,321 was attributable to Class C. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $147,543 was attributable to Class C. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $1,536 was attributable to Class C.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 10.32%, 4.18%, 4.04% and 44.97% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.38%, 2.46%, 3.37% and 41.10% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.40%, 2.40%, 2.40%, and 2.40% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.57	$19.96	$20.28	$—
Public offering price	—	—	—	20.00
Income from Investment Operations:
Net investment loss(3)	(0.07)	(0.08)	(0.09)	(0.02)
Net realized and unrealized gain on investments	3.36	1.02	1.07	0.30

Total increase from investment operations	3.29	0.94	0.98	0.28

Less Distributions to Common Shareholders:
Net investment income	—	—	—	—
Return of capital	(1.34)	(1.34)	(1.30)	—

Total distributions to common shareholders	(1.34)	(1.34)	(1.30)	—

Redemption Fees Retained(3)	0.02	0.01	0.00 (4)	—

Net Asset Value, end of period	$21.54	$19.57	$19.96	$20.28

Total Investment Return	17.37%	4.81%	4.75%	1.40	%(5)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Premier Fund — Class I Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Year Ended November 30, 2012	Year Ended November 30, 2011	Period From October 20, 2010(1) through November 30, 2010
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$221,195,814	$92,103,840	$27,847,314	$1,532,804
Ratio of expenses (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)(8)(9)	9.34%	3.12%	2.07%	5.27%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(8.85)%	(2.76)%	(2.67)%	(43.77)%
Ratio of net investment loss (including net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(8.87)%	(2.70)%	(1.70)%	(5.07)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets before waiver and recoupment(6)(7)	(0.91)%	(1.04)%	(2.01)%	(39.90)%
Ratio of net investment loss (excluding net deferred income tax (benefit) expense) to average net assets after waiver and recoupment(6)(7)	(0.93)%	(0.98)%	(1.04)%	(1.20)%
Portfolio turnover rate(10)	27.29%	43.32%	72.32%	0.74	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 7,354,295 for Class I. For the fiscal year ended November 30, 2012, the average shares outstanding were 3,178,322 for Class I. For the fiscal year ended November 30, 2011, the average shares outstanding were 689,489 for Class I. For the period from October 20, 2010 to November 30, 2010, the average shares outstanding were 41,124 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)

For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred tax expense, of which $12,140,833 is attributable to Class I. For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred tax expense, of which $1,072,968 was attributable to Class I. For the year ended November 30, 2011, the Fund accrued $452,365 in net deferred tax expense, of which $92,540 was attributable to Class I. For the period from October 20, 2010 to November 30, 2010, the Fund accrued $7,864 in net deferred tax expense, of which $3,732 was attributable to Class I.

(8)

The ratio of expenses including net deferred income tax expense to average net assets before waiver and recoupment was 9.32%, 3.18%, 3.04% and 43.97% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(9)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.38%, 1.46%, 2.37%, and 40.10% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.40%, 1.40%, 1.40%, and 1.40% for the fiscal years ended November 30, 2013, November 30, 2012, November 30, 2011, and the period from October 20, 2010 to November 30, 2010, respectively.

(10)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class A Shares

Financial Highlights

	Period From April 2, 2013(1) through November 30, 2013
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.12)
Net realized and unrealized gain on investments	3.09

Total increase from investment operations	2.97

Less Distributions to Common Shareholders:
Net investment income	—
Net realized gain	(0.02)
Return of capital	(0.30)

Total distributions to common shareholders	(0.32)

Redemption Fees Retained(3)	0.00	(4)

Net Asset Value, end of period	$22.65

Total Investment Return	14.92	%(5)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$6,867,069
Ratio of expenses to average net assets after waiver(6)(7)	2.00%
Ratio of net investment loss to average net assets before waiver(6)	(4.48)%
Ratio of net investment loss to average net assets after waiver(6)	(0.83)%
Portfolio turnover rate(8)	23.44	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 114,618 for Class A.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)	The ratio of expenses to average net assets before waiver was 5.65% for the period from April 2, 2013 to November 30, 2013.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class C Shares

Financial Highlights

	Period From April 2, 2013(1) through November 30, 2013
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.23)
Net realized and unrealized gain on investments	3.11

Total increase from investment operations	2.88

Less Distributions to Common Shareholders:
Net investment income	—
Net realized gain	(0.02)
Return of capital	(0.30)

Total distributions to common shareholders	(0.32)

Net Asset Value, end of period	$22.56

Total Investment Return	14.47	%(4)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$2,262,957
Ratio of expenses to average net assets after waiver(5)(6)	2.75%
Ratio of net investment loss to average net assets before waiver(5)	(5.23)%
Ratio of net investment loss to average net assets after waiver(5)	(1.58)%
Portfolio turnover rate(7)	23.44	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 31,014 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)	The ratio of expenses to average net assets before waiver was 6.40% for the period from April 2, 2013 to November 30, 2013.

(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Advantage Fund — Class I Shares

Financial Highlights

	Period From April 2, 2013(1) through November 30, 2013
Per Common Share Data(2)
Net Asset Value, beginning of period	$—
Public offering price	20.00
Income from Investment Operations:
Net investment loss(3)	(0.08)
Net realized and unrealized gain on investments	3.06

Total increase from investment operations	2.98

Less Distributions to Common Shareholders:
Net investment income	—
Net realized gain	(0.02)
Return of capital	(0.30)

Total distributions to common shareholders	(0.32)

Redemption Fees Retained(3)	0.00	(4)

Net Asset Value, end of period	$22.66

Total Investment Return	14.97	%(5)

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$16,779,278
Ratio of expenses to average net assets after waiver(6)(7)	1.75%
Ratio of net investment loss to average net assets before waiver(6)	(4.23)%
Ratio of net investment loss to average net assets after waiver(6)	(0.58)%
Portfolio turnover rate(8)	23.44	%(5)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)	Calculated using average shares outstanding method. For the period from April 2, 2013 to November 30, 2013, the average shares outstanding were 160,846 for Class I.

(4)	Amount is less than $0.01.

(5)	Not annualized.

(6)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(7)	The ratio of expenses to average net assets before waiver was 5.40% for the period from April 2, 2013 to November 30, 2013.

(8)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.58	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment income(3)	0.03	0.07
Net realized and unrealized gain on investments	0.22	0.31

Total increase from investment operations	0.25	0.38

Less Distributions to Common Shareholders:
Net investment income	—	—
Return of capital	(1.60)	(0.80)

Total distributions to common shareholders	(1.60)	(0.80)

Net Asset Value, end of period	$18.23	$19.58

Total Investment Return	1.23%	1.81	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class A Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$50,565,334	$296,861
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	2.29%	1.95%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.70)%	(437.12)%
Ratio of net investment income (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.19)%	0.55%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.41)%	(437.17)%
Ratio of net investment income (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.10%	0.50%
Portfolio turnover rate(9)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 1,079,818 for Class A. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 3,666 for Class A.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense of which $58,510 is attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $13 was attributable to Class A.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 3.80% and 439.62% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 3.51% and 439.67% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding net deferred income tax benefit to average net assets after waiver was 2.00% and 2.00% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.53	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment income (loss)(3)	(0.11)	0.01
Net realized and unrealized gain on investments	0.22	0.32

Total increase from investment operations	0.11	0.33

Less Distributions to Common Shareholders:
Net investment income	—	—
Return of capital	(1.60)	(0.80)

Total distributions to common shareholders	(1.60)	(0.80)

Net Asset Value, end of period	$18.04	$19.53

Total Investment Return	0.48%	1.56	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class C Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$8,379,450	$401,485
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	3.04%	2.70%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(2.45)%	(437.87)%
Ratio of net investment income (loss) (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.94)%	(0.20)%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(2.16)%	(437.92)%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	(0.65)%	(0.25)%
Portfolio turnover rate(9)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 189,070 for Class C. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,782 for Class C.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense, of which $10,203 is attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $10 was attributable to Class C.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 4.55% and 440.37% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 4.26% and 440.42% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.75% and 2.75% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.60	$—
Public offering price	—	20.00
Income from Investment Operations:
Net investment income(3)	0.08	0.10
Net realized and unrealized gain on investments	0.22	0.30

Total increase from investment operations	0.30	0.40

Less Distributions to Common Shareholders:
Net investment income	—	—
Return of capital	(1.60)	(0.80)

Total distributions to common shareholders	(1.60)	(0.80)

Net Asset Value, end of period	$18.30	$19.60

Total Investment Return	1.49%	1.91	%(4)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty Energy Income Fund — Class I Shares

Financial Highlights — (Continued)

	Year Ended November 30, 2013	Period From July 2, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period	$1,667,124	$77,434
Ratio of expenses (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	2.04%	1.70%
Ratio of net investment loss (including net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.45)%	(436.87)%
Ratio of net investment income (including net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.06%	0.80%
Ratio of net investment loss (excluding net current and deferred income tax (benefit) expense) to average net assets before waiver(5)(6)	(1.16)%	(436.92)%
Ratio of net investment income (excluding net current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)	0.35%	0.75%
Portfolio turnover rate(9)	61.96%	17.31	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Calculated using average shares outstanding method. For the fiscal year ended November 30, 2013, the average shares outstanding were 48,075 for Class I. For the period from July 2, 2012 to November 30, 2012, the average shares outstanding were 2,030 for Class I.

(4)	Not annualized.

(5)

For periods less than one full year all income and expenses are annualized except organizational costs as they are expensed as incurred, and the portion of the waiver used to offset the organizational costs.

(6)

For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred tax expense, of which $2,635 is attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred tax benefit, of which $8 was attributable to Class I.

(7)

The ratio of expenses including net current and deferred income tax expense to average net assets before waiver was 3.55% and 439.37% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(8)

The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 3.26% and 439.42% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.75% and 1.75% for the year ended November 30, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

(9)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® Funds Trust

Notes to Financial Statements

November 30, 2013

1.    Organization

The Cushing Funds Trust (the “Trust”) (formerly known as “The Cushing MLP Funds Trust”) was organized on May 27, 2010 as a statutory trust under the laws of the state of Delaware. It is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust is managed by Cushing® MLP Asset Management, LP (“the Adviser”). The Trust’s Declaration of Trust permits the Trustees to establish separate series each, a “Fund” (collectively, the “Funds”), each of which may issue separate classes of shares. The Trust currently has three Funds, The Cushing® MLP Premier Fund (“Premier”), The Cushing® Royalty Energy Income Fund (“Royalty Energy”), and The Cushing® Renaissance Advantage Fund (“Renaissance Advantage”).

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier commenced operations on October 20, 2010.

Renaissance Advantage’s investment objective is to seek to high total return with an emphasis on current income. Renaissance Advantage commenced operations on April 2, 2013.

Royalty Energy’s investment objective is to seek to high total return with an emphasis on current income. Royalty Energy commenced operations on July 2, 2012.

Each Fund within the Trust offers three classes of shares, Class A, Class C and Class I. Class A shares are subject to a 5.75% front-end sales charge. Class C shares have no sales charge, but are subject to a 1.00% contingent deferred sales charge. Class C shares do not convert to Class A shares of the Fund. Class I shares have no sales charge.

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Funds currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, a Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statements of Assets and Liablities. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. Each Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Each Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statements of Operations. A Fund’s obligation to replace a borrowed security will be secured by collateral deposited with the broker-dealer. Each Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. None of the Funds held any securities sold short for the fiscal year ended November 30, 2013.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from each of the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Funds record investment income on the ex-date of the distributions. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the fiscal year ended November 30, 2013, Premier estimates approximately 5% of distributions received from MLPs to be from investment income with the remaining balance as return of capital. Royalty Energy estimates approximately 9% of the distributions received from MLPs to be from investment income with the remaining balance as return of capital. Renaissance Advantage estimates approximately 5% of the distributions received from MLPs to be from investment income with the remaining balance as return of capital.

Expenses are recorded on an accrual basis. Royalty Energy and Renaissance Advantage capitalized initial offering costs incurred in connection with the formation of each Fund. These costs consisted of legal fees pertaining to preparing each Fund’s initial registration statement, printing costs, and SEC and state registration fees. The initial capitalized offering costs are amortized over a 12 month period from the commencement of operations. For the period from December 1, 2012 through November 30, 2013, $23,726 has been amortized and included in professional fees in Royalty Energy’s Statement of Operations. As of November 30, 2013, Royalty Energy had no remaining balance of unamortized offering costs. For the period April 2, 2013 (commencement of operations) through November 30, 2013, $18,376 has been amortized and included in professional fees in Renaissance Advantage’s Statement of Operations. At November 30, 2013, Renaissance Advantage’s remaining balance of unamortized offering costs was $9,112. Organizational costs relating to incorporation and legal fees associated with the formation of Renaissance Advantage of $5,529 has been expensed and is included in its Statement of Operations.

D.  Distributions to Shareholders

Distributions to common shareholders were recorded on each ex-dividend date. The character of distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2013, Premier’s distributions were expected to be comprised of 100% return of capital. For the fiscal year ended November 30, 2013, Royalty Energy’s distributions were expected to be comprised of 100% return of capital. For the period from April 2, 2013 (commencement of operations) to November 30, 2013, Renaissance Advantage’s distributions were expected to be comprised of 7%, or $9,382, short-term gains and 93%, or $116,280, return of capital. For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, Renaissance Advantage may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The tax character of distributions paid for each Fund for the fiscal year ended November 30, 2013 will be determined in early 2014.

E.  Federal Income Taxation

Premier and Royalty Energy, taxed as corporations, are obligated to pay federal and state income tax on their taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. Premier and Royalty Energy may each be subject to a 20% federal alternative minimum tax on their respective federal alternative minimum taxable income to the extent that their respective alternative minimum tax exceeds their respective regular federal income tax.

Premier invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, Premier reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Royalty Energy invests its assets primarily in Energy Trusts and MLPs. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, Royalty Energy will have less after-tax cash available for distribution to shareholders. Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors. MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Royalty Energy reports its allocable share of each MLP’s taxable income in computing its own taxable income.

Premier and Royalty Energy’s respective tax expense or benefit is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize in the financial statements the impact of a tax position, if that position is more- likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

Renaissance Advantage intends to qualify each year for special tax treatment afforded to, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, Renaissance Advantage must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, Renaissance Advantage will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Renaissance Advantage intends to distribute at least annually substantially all of such income and gain. If Renaissance Advantage retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Renaissance Advantage fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

F.  Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

Premier and Royalty Energy make distributions from investments and Renaissance Advantage intends to make distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statements of Changes in Net Assets.

H.  Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-11 “Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 requires new disclosures for recognized financial instruments and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting arrangement or similar arrangement. ASU 2011-11 is effective for periods beginning on or after January 1, 2013 and must be applied retrospectively.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Adoption of ASU 2011-11 will have no effect on the Funds’ net assets. Management has evaluated ASU 2013-01 and ASU 2011-11 and determined that there is no impact to the Fund’s financial statements.

3.    Concentrations of Risk

Premier’s investment objective is to seek to produce current income and capital appreciation. Premier seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes (collectively, “Managed Assets”), in MLP investments.

Renaissance Advantage’s investment objective is to seek a high total return with an emphasis on current income. Renaissance Advantage will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry.

Royalty Energy’s investment objective is to seek a high total return with an emphasis on current income. Royalty Energy will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets, plus any borrowings for investment purposes in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage.

4.    Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Under the terms of each Agreement, each Fund pays the Adviser a fee, payable at the end of each calendar month, at an annual rate of 1.10% for Premier, 1.35% for Royalty Energy and 1.25% for Renaissance Advantage of the average daily value of the respective Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the respective Fund.

The Adviser has agreed to waive a portion of its management fee and reimburse the Funds’ expenses, as applicable, until at least April 1, 2014, such that fund operating expenses (exclusive of any front-end load, contingent deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.40% for each of Premier’s Class A Shares, Class C Shares and Class I Shares, 1.75% for each of Renaissance Advantage’s Class A Shares, Class C Shares and Class I Shares, 1.75% for each of Royalty Energy’s Class A Shares, Class C Shares and Class I Shares, and subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the fees have been waived) if such recoupment can be achieved within the foregoing expense limits. Such waiver and reimbursement may not be terminated without the consent of the Board of Trustees prior to April 1, 2014 and may be modified or terminated by the Adviser at any time after April 1, 2014. The Adviser’s earned and waived or recouped fees for the fiscal year ended November 30, 2013 as follows:

	Advisory Fees Earned	Advisory Fees Recouped/ (Waived)
Premier	$10,665,934	$160,297
Renaissance Advantage	55,010	(162,511)
Royalty Energy	327,876	(365,958)

Waived fees and reimbursed Fund expenses, including prior period expenses, are subject to potential recovery by year of expiration. The Adviser’s waived fees and each Fund’s reimbursed expenses that are subject to potential recovery are as follows:

Premier
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2010	$140,836	$140,836	$—	2013
November 30, 2011	660,867	161,056	499,811	2014
November 30, 2012	278,283	—	278,283	2015
November 30, 2013	132,405	—	132,405	2016

Renaissance Advantage
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2013	$162,511	$—	$162,511	2016

Royalty Energy
Fiscal Year Incurred	Amount Reimbursed	Amount Recouped	Amount Subject to Potential Recovery	Year of Expiration
November 30, 2012	$307,192	$—	$307,192	2015
November 30, 2013	365,958	—	365,958	2016

The Funds have not recorded a liability for potential recoupment of the full amount waived or reimbursed by the Adviser on November 30, 2013, due to the current assessment that a recoupment of the full amount is unlikely.

The Funds have engaged U.S. Bancorp Fund Services, LLC to serve as their administrator. Premier and Royalty Energy each pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $300,000,000 of the respective Fund’s average daily net assets, 0.07% on the next $500,000,000 of average daily net assets and 0.04% on the balance of the respective Fund’s average daily net assets, with a minimum annual fee of $40,000. Renaissance Advantage each pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $500,000,000 of its average daily net assets, 0.06% on the next $500,000,000 of average daily net assets and 0.04% on the balance of its average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC also serves as the each Fund’s transfer agent and dividend paying agent.

U.S. Bank, N.A. serves as the custodian for each of the Funds. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the respective Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Premier and Royalty Energy deferred tax assets and liabilities as of November 30, 2013 are as follows:

Premier
Deferred tax assets:
Net operating loss carryforward	$16,156,200
Capital loss carryforward	4,205,689

Total deferred tax assets	20,361,889
Less deferred tax liabilities:
Net unrealized appreciation on investments in securities	104,945,067

Net deferred tax liability	$84,583,178

Royalty Energy
Deferred tax assets:
Capital loss carryforward	$481,729
Less deferred tax liabilities:
Net unrealized depreciation on investments in securities	553,045

Net deferred tax liability	$71,316

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. Premier and Royalty Energy have the following net operating loss and capital loss amounts:

Premier

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	9,226,669	November 30, 2032
November 30, 2013	35,360,791	November 30, 2033

Total	$45,132,039

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$11,788,568	November 30, 2017

Royalty Energy

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$2,914	November 30, 2017
November 30, 2013	1,289,448	November 30, 2018

Total	$1,292,362

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly, would begin to expire as of November 30, 2017. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the year ended November 30, 2013, as follows:

	Premier	Royalty Energy
Income tax provision (benefit) at the federal statutory rate of 35%	$76,390,863	$65,240
State income tax (benefit), net of federal benefit	1,475,435	6,535
Permanent differences, net	(662,735)	(337)
Foreign taxes withheld	—	23,828
Provision to return	(91,460)	(90)
Tax expense (benefit) due to change in effective state rates	(110,092)	—

Total tax expense (benefit)	$77,002,011	$95,176

At November 30, 2013, the tax cost basis of investments, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Premier	Royalty Energy
Tax cost of investments	$1,067,133,700	$60,665,199

Gross unrealized appreciation	$294,095,823	$1,713,680
Gross unrealized depreciation	—	(152,901)

Net unrealized appreciation (depreciation)	$294,095,823	$1,560,779

It is Renaissance Advantage’s intention to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $14,511 to accumulated net investment loss, $(7,658) to accumulated net realized gain and $(6,853) to additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2013:

Cost of investments	$24,415,573

Gross unrealized appreciation	$1,593,987
Gross unrealized depreciation	(275,170)

Net unrealized appreciation	1,318,817
Other accumulated losses	(6,506)

Total accumulated earnings	$1,312,311

Each of the Funds recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. The tax periods since inception of each

Fund remain subject to examination by the tax authorities in the United States. Due to the nature of the Funds’ investments, each Fund may be required to file income tax returns in several states. The Funds are not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of each Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

Premier
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$166,189,859	$166,189,859	$—	$—
Master Limited Partnerships and Related Companies(a)	1,136,401,383	1,130,189,383	6,212,000	—
Preferred Stock(a)	17,389,225	—	17,389,225	—

Total Equity Securities	1,319,980,467	1,296,379,242	23,601,225	—

Other
Short-Term Investments	41,249,056	41,249,056	—	—

Total Other	41,249,056	41,249,056	—	—

Total	$1,361,229,523	$1,337,628,298	$23,601,225	$—

Renaissance Advantage
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$16,175,184	$16,175,184	$—	$—
Master Limited Partnerships and Related Companies(a)	2,885,329	2,885,329	—	—

Total Equity Securities	19,060,513	19,060,513	—	—

Other
Short-Term Investments	6,673,877	6,673,877	—	—

Total Other	6,673,877	6,673,877	—	—

Total	$25,734,390	$25,734,390	$—	$—

Royalty Energy
		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2013	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Equity Securities
Common Stock(a)	$9,027,550	$9,027,550	$—	$—
Master Limited Partnerships and Related Companies(a)	44,881,321	44,881,321	—	—
Royalty Trusts(a)	3,107,997	3,107,997	—	—

Total Equity Securities	57,016,868	57,016,868	—	—

Other
Short-Term Investments	5,209,110	5,209,110	—	—

Total Other	5,209,110	5,209,110	—	—

Total	$62,225,978	$62,225,978	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments for each Fund. The Funds did not hold Level 3 investments at any time during the fiscal year ended November 30, 2013.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2013.

7.    Investment Transactions

For the fiscal year ended November 30, 2013, the Funds purchased (at cost) and sold securities (proceeds) in the amounts listed below (excluding short-term securities):

	Purchases	Sales
Premier	$761,952,279	$267,239,237
Renaissance Advantage	19,476,983	1,710,054
Royalty Energy	71,958,690	14,162,538

8.    Common Stock

Transactions of shares of the Funds were as follows:

Premier
	Year Ended November 30, 2013		Year Ended November 30, 2012
Class A Shares	Amount	Shares	Amount	Shares
Sold	$246,225,433	11,952,231	$286,204,644	14,349,836
Dividends Reinvested	17,705,745	860,037	9,625,046	486,770
Redeemed (net of redemption fees of $20,811 and $76,364, respectively)	(116,617,817)	(5,704,382)	(63,584,395)	(3,238,710)

Net Increase	$147,313,361	7,107,886	$232,245,295	11,597,896

Class C Shares
Sold	$305,638,465	15,150,103	$211,745,751	10,860,766
Dividends Reinvested	17,709,279	879,092	6,122,100	314,605
Redeemed (net of redemption fees of $10,872 and $10,364, respectively)	(37,493,626)	(1,861,074)	(10,262,405)	(531,402)

Net Increase	$285,854,118	14,168,121	$207,605,446	10,643,969

Class I Shares
Sold	$175,516,451	8,438,876	$98,980,768	4,966,373
Dividends Reinvested	6,621,365	319,125	2,997,179	151,446
Redeemed (net of redemption fees of $120,870 and $28,265, respectively)	(66,007,600)	(3,192,290)	(35,187,311)	(1,807,550)

Net Increase	$116,130,216	5,565,711	$66,790,636	3,310,269

Renaissance Advantage
	Period From April 2, 2013(1) through November 30, 2013
Class A Shares	Amount	Shares
Sold	$6,480,526	304,043
Dividends Reinvested	8,256	370
Redeemed (net of redemption fees of $212)	(27,308)	(1,259)

Net Increase	$6,461,474	303,154

Class C Shares
Sold	$2,193,696	102,391
Dividends Reinvested	11,886	532
Redeemed	(58,997)	(2,611)

Net Increase	$2,146,585	100,312

Class I Shares
Sold	$16,204,915	744,767
Dividends Reinvested	14,559	652
Redeemed (net of redemption fees of $861)	(107,407)	(4,866)

Net Increase	$16,112,067	740,553

(1)	Commencement of operations.

Royalty Energy
	Year Ended November 30, 2013		Period From July 2, 2012(1) through November 30, 2012
Class A Shares	Amount	Shares	Amount	Shares
Sold	$53,563,024	2,858,554	$299,181	15,082
Dividends Reinvested	1,382,405	74,461	1,627	81
Redeemed (net of redemption fees of $1,019 and $0, respectively)	(3,238,482)	(174,894)	—	—

Net Increase	$51,706,947	2,758,121	$300,808	15,163

Class C Shares
Sold	$8,531,695	456,759	$399,500	20,517
Dividends Reinvested	111,264	6,044	897	44
Redeemed	(344,089)	(18,867)	—	—

Net Increase	$8,298,870	443,936	$400,397	20,561

Class I Shares
Sold	$2,155,952	113,127	$77,500	3,885
Dividends Reinvested	69,405	3,703	1,312	65
Redeemed (net of redemption fees of $80 and $0, respectively)	(564,299)	(29,703)	—	—

Net Increase	$1,661,058	87,127	$78,812	3,950

(1)	Commencement of operations.

9.    Subsequent Events

Premier declared a distribution of $0.335 per share payable on January 27, 2014 to shareholders of record on January 23, 2014.

Renaissance Advantage declared a distribution of $0.14 per share payable on January 27, 2014 to shareholders of record on January 23, 2014.

Royalty Energy declared a distribution of $0.40 per share payable on January 27, 2014 to shareholders of record on January 23, 2014.

The Cushing® Funds Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of The Cushing Funds Trust (comprising, respectively, The Cushing MLP Premier Fund, The Cushing Renaissance Advantage Fund, and The Cushing Royalty Energy Income Fund) as of November 30, 2013, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated therein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of The Cushing MLP Premier Fund for the period from October 20, 2010 (commencement of operations) to November 30, 2010, were audited by other auditors whose report dated, January 27, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Cushing Funds Trust at November 30, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, except as noted in the first paragraph of this report, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2014

The Cushing® Funds Trust

Trustees and Executive Officers (Unaudited)

November 30, 2013

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2010	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	7	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2010	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	7	None

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2010	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	7	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(2)	Trustee, Chairman of the Board, Chief Executive Officer	Trustee since 2010	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	7	E-T Energy Ltd. (2008 to present) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (storage and transportation of refined petroleum products and petrochemicals).

(1)

The “Fund Complex” includes each series of the Trust and each other registered investment company for which the Adviser serves as investment adviser. As of November 30, 2013, there were seven funds in the Fund Complex.

(2)	Mr. Swank is an “interested person” of the Fund, as defined under the Investment Company Act of 1940, as amended, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years
Daniel L. Spears (1972)	President	Officer since 2010	Partner and portfolio manager of the Adviser (2006 – present); Previously, Investment banker at Banc of America Securities, LLC (1998 to 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) and Chief Financial Officer (“CFO”) of the Adviser (2010 – present); Previously, CAO of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Elizabeth F. Toudouze (1962)	Executive Vice President	Officer since 2010	President, Partner and portfolio manager of the Adviser (2005-present). Previously, ran a family office.

J. Parker Roy (1964)	Vice President	Officer since 2010	Senior Managing Director of the Adviser (2010 – present); National Business Development Director and other positions at Morgan Stanley Smith Barney (1995 – 2010).

Judd B. Cryer (1973)	Vice President	Officer since 2012

Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® Funds Trust

Additional Information (Unaudited)

November 30, 2013

Investment Policies and Parameters

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Funds under the amended rule, the Funds limit their transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of each Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Officer Compensation

The Funds do not currently compensate any of its trustees who are interested persons nor any of its officers. For the fiscal year ended November 30, 2013, the aggregate compensation paid to the independent trustees was $187,533 by Premier, $3,000 by Royalty Energy, and $1,500 by Renaissance Advantage. The Funds did not pay any special compensation to any of its trustees or officers. The Funds continuously monitor standard industry practices and this policy is subject to change. Each of the Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386), on the Funds’ website at www.cushingfunds.com, and on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Funds’ historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Funds’ filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Funds undertake no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Funds’ investment objectives will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities owned by each of the Funds and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders (i) without charge, upon request by calling the Fund toll-free at (877) 9-MLPFUNDS (877-965-7386) and on the Funds’ website at www.cushingfunds.com; and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Funds’ Form N-Qs and statements of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Funds’ Form N-Qs at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Privacy Policy

In order to conduct its business, the Funds collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-965-7386 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Tax Information

Renaissance Advantage designates 100% of its ordinary income distribution for the year ended November 30, 2013 as qualified dividend income and 0% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Cushing® MLP Premier Fund

The Cushing® Renaissance Advantage Fund

The Cushing® Royalty Energy Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Elizabeth F. Toudouze

Executive Vice President

J. Parker Roy

Vice President

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® MLP Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

CUSHING®
MLP ASSET MANAGEMENT
A SUBSIDIARY OF SWANK CAPITAL

Cushing® MLP Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225
877.965.7386
www.cushingfunds.com
www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has made amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its Audit Committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	180,028	148,000
Audit-Related Fees	None	None
Tax Fees	47,200	28,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

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Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Cushing Funds Trust

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 7, 2014

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Chief Financial Officer & Treasurer

Date	February 7, 2014

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